VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
ANNUAL REPORT
DECEMBER 31, 2017

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests.  We take pride in our continued commitment to provide prompt, courteous service to our policyowners.  For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company and Policyowners of Variable Account A of Monarch Life Insurance Company:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Government Money Market Division, U.S. Government Bond Division, Total Return Division, Advantage Large Cap Core Division, Capital Appreciation Division, Balanced Capital Division, High Yield Division, Global Allocation Division, and 2019 Division (constituting Variable Account A of Monarch Life Insurance Company, hereafter collectively referred to as the “Accounts”) as of December 31, 2017, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts as of December 31, 2017, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the Transfer Agents. We believe that our audits provide a reasonable basis for our opinions.
Boston, Massachusetts April 23, 2018

We have served as the auditor of one or more Accounts in Variable Account A of Monarch Life Insurance Company since 1991.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

VARIABLE ACCOUNT A MONARCH LIFE INSURANCE COMPANY STATEMENTS OF NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2017
Investments in:	Cost	Number of Shares/Units	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market Portfolio	$8,045,870	8,045,870	$1.00	$8,045,870	$-	$(128,722)	$7,917,148
U.S. Government Bond Portfolio	3,815,846	341,143	10.80	3,684,342	6,388	(75,188)	3,615,542
Total Return Portfolio	4,457,758	391,489	11.67	4,568,673	9,792	(86,770)	4,491,695
Advantage Large Cap Core Portfolio	23,450,158	958,229	24.31	23,294,539	-	(467,807)	22,826,732
Capital Appreciation Portfolio	13,898,863	479,383	40.57	19,448,570	-	(317,088)	19,131,482
Balanced Capital Portfolio	40,085,155	2,659,861	15.81	42,052,399	-	(827,296)	41,225,102
High Yield Portfolio	3,157,699	595,195	5.42	3,225,959	13,932	(50,870)	3,189,020
Global Allocation Portfolio	9,385,865	645,504	16.42	10,599,178	-	(202,304)	10,396,874
2019 Trust	112,903	200,178	0.92	184,917	-	(1,546)	183,370

VARIABLE ACCOUNT A
MONARCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2017
	Government Money Market Division	U.S. Government Bond Division	Total Return Division	Advantage Large Cap Core Division	Capital Appreciation Division	Balanced Capital Division	High Yield Division	Global Allocation Division
									2019
									Division
Investment Income:
Dividends	$35,377	$88,877	$129,172	$296,687	$51,206	$744,773	$187,156	$148,262	$--
Expenses:
Risk Charges and Administrative Expenses	(45,295)	(21,158)	(24,988)	(125,435)	(97,720)	(235,342)	(19,672)	(67,079)	(938)
Transaction Charges	--	--	--	--	--	--	--	--	(639)
Net Investment Income (Loss)	(9,918)	67,719	104,184	171,252	(46,514)	509,431	167,484	81,183	(1,577)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	(16,109)	13,290	548,205	787,314	898,235	45,923	136,490	4,265
Net Unrealized Gains (Losses)	--	(4,619)	35,663	(2,536,305)	2,449,464	(3,090,568)	22,299	1,101,437	(3,238)
Capital Gain Distributions	26	--	--	6,101,884	1,853,558	7,029,506	--	--	--
Net Gains and (Losses)	26	(20,728)	48,953	4,113,784	5,090,336	4,837,173	68,222	1,237,927	1,027

Net Increase (Decrease) in Net Assets
Resulting from Operations	(9,892)	46,991	153,137	4,285,036	5,043,822	5,346,604	235,706	1,319,110	(550)

Transfers of Net Premiums	133,517	48,217	61,496	150,424	92,971	265,198	12,893	61,835	176
Transfers of Policy Loading, Net	(60)	58	57	14	118	(175)	--	33	--
Transfers Due to Deaths	(65,268)	(126,216)	(141,776)	(1,174,425)	(644,866)	(2,107,863)	(19,714)	(507,399)	--
Transfers Due to Other Terminations	(99,702)	(82,280)	(60,505)	(321,228)	(435,924)	(688,665)	(199,749)	(194,803)	(5,228)
Transfers Due to Policy Loans	13,523	(2,017)	27,278	75,615	(19,801)	73,612	18,254	30,642	--
Transfers of Cost of Insurance	(245,514)	(113,339)	(134,482)	(563,775)	(444,142)	(994,956)	(125,870)	(240,484)	(4,208)
Transfers of Net Loan Cost	(38,117)	(7,304)	(10,871)	(47,552)	(43,903)	(61,315)	(10,694)	(16,929)	(251)
Transfers Among Investment Divisions	706,386	(158,240)	(67,044)	125,291	(149,343)	42,521	(116,004)	(383,567)	--

Net Decrease in Net Assets
Resulting from Principal Transactions	404,765	(441,121)	(325,847)	(1,755,636)	(1,644,890)	(3,471,644)	(440,884)	(1,250,672)	(9,511)

Total Increase (Decrease) in Net Assets	394,873	(394,130)	(172,710)	2,529,400	3,398,932	1,874,960	(205,178)	68,438	(10,061)
Net Assets - Beginning of Year	7,522,275	4,009,672	4,664,405	20,297,332	15,732,550	39,350,142	3,394,198	10,328,436	193,431
Net Assets - End of Year	$7,917,148	$3,615,542	$4,491,695	$22,826,732	$19,131,482	$41,225,102	$3,189,020	$10,396,874	$183,370

VARIABLE ACCOUNT A MONARCH LIFE INSURANCE COMPANY STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2016
	Government Money Market Division	U.S. Government Bond Division	Total Return Division	Large Cap Core Division	Capital Appreciation Division	Balanced Capital Division	High Yield Division	Global Allocation Division
									2019
									Division
Investment Income:
Dividends	$234	$81,506	$120,391	$264,136	$37,762	$668,095	$173,713	$172,799	$-
Expenses:
Risk Charges and Administrative Expenses	(49,711)	(23,146)	(26,216)	(106,686)	(91,074)	(220,580)	(17,824)	(66,158)	(986)
Transaction Charges	-	-	-	-	-	-	-	-	(671)
Net Investment Income (Loss)	(49,477)	58,360	94,175	157,450	(53,312)	447,515	155,889	106,641	(1,657)

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	-	(6,202)	30,516	292,299	940,041	633,006	(16,694)	9,481	2,187
Net Unrealized Gains (Losses)	-	(1,095)	(7,823)	49,769	(1,356,220)	(346,917)	269,073	239,942	89
Capital Gain Distributions	47	-	-	1,305,747	375,523	2,244,895	-	-	-
Net Gains and (Losses)	47	(7,297)	22,693	1,647,815	(40,656)	2,530,984	252,379	249,423	2,276

Net Increase (Decrease) in Net Assets
Resulting from Operations	(49,430)	51,063	116,868	1,805,265	(93,968)	2,978,499	408,268	356,064	619

Transfers of Net Premiums	143,165	$52,593	66,833	163,654	104,361	297,922	13,075	75,967	176
Transfers of Policy Loading, Net	1,444	(171)	(180)	(358)	(318)	(366)	-	(51)	-
Transfers Due to Deaths	(263,119)	(416,178)	(265,149)	(561,305)	(438,887)	(758,025)	(54,448)	(204,332)	-
Transfers Due to Other Terminations	(451,761)	(129,430)	(109,902)	(483,160)	(954,393)	(1,251,437)	(89,248)	(93,603)	20
Transfers Due to Policy Loans	46,476	45,021	30,171	16,942	132,159	55,565	38,839	(195,918)	-
Transfers of Cost of Insurance	(311,093)	(127,024)	(156,008)	(513,298)	(472,705)	(1,005,678)	(103,354)	(254,433)	(3,686)
Transfers of Net Loan Cost	(60,716)	(10,198)	(14,243)	(46,964)	(39,860)	(71,533)	(1,925)	(24,633)	(362)
Transfers Among Investment Divisions	(1,448,123)	92,019	20,867	482,460	(562,630)	272,344	1,275,987	(132,924)	-

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(2,343,727)	(493,368)	(427,611)	(942,029)	(2,232,273)	(2,461,208)	1,078,926	(829,927)	(3,852)

Total Increase (Decrease) in Net Assets	(2,393,157)	(442,305)	(310,743)	863,236	(2,326,241)	517,291	1,487,194	(473,863)	(3,233)
Net Assets - Beginning of Year	9,915,432	4,451,977	4,975,148	19,434,096	18,058,791	38,832,851	1,907,004	10,802,299	196,664
Net Assets - End of Year	$7,522,275	$4,009,672	$4,664,405	$20,297,332	$15,732,550	$39,350,142	$3,394,198	$10,328,436	$193,431

VARIABLE ACCOUNT A
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account A of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of nine investment divisions.  Eight of the divisions each invest solely in the shares of eight corresponding portfolios of the BlackRock Series Fund, Inc. (Series Fund), a diversified open-end management investment company registered under the 1940 Act.  The Series Fund's investment advisor is BlackRock Advisors, LLC.  The 2019 division invests solely in the units of the corresponding series trust of The Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities (the Trusts), which is registered under the 1940 Act as a unit investment trust.  The sponsor of the Trusts is Advisor’s Asset Management Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies.  The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits.  Additional assets are held in Monarch Life's general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account.  The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes.  For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account.  This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life's surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

Effective June 12, 2017, the Large Cap Core Portfolio was renamed Advantage Large Cap Core Portfolio.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS:  The investments in shares of the Series Fund and units of the Trusts are valued at fair value, which is the reported net asset value per share and per unit of the respective portfolios and series trusts of the Series Fund and the Trusts each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares and units are purchased or sold.  The cost of shares and units redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Series Fund and the Trusts are reinvested in additional shares of the Series Fund and in units of the Trusts, respectively, and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT:  At December 31, 2017, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Series Fund and units of the Trusts by the Account for the year ended December 31, 2017, are shown below:

	Purchases	Sales
Government Money Market Portfolio	$5,073,673	$4,703,658
U.S. Government Bond Portfolio	110,801	478,263
Total Return Portfolio	182,726	391,100
Advantage Large Cap Core Portfolio	6,961,879	2,216,329
Capital Appreciation Portfolio	2,065,817	1,794,593
Balanced Capital Portfolio	8,093,077	3,625,539
High Yield Portfolio	443,199	706,538
Global Allocation Portfolio	310,777	1,388,878
2019 Trust	14	10,964

NOTE 4 - EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks.  The daily charge varies by policy form and is currently equal to a rate of .50% to .90% (on an annual basis) of the policyowners’ investment base.

NOTE 5-TRANSACTION CHARGES

Monarch Life pays all transaction charges to the sponsor of the Trusts, on the sale of units of the Trusts to the Account and deducts a daily charge from the assets of each series trust division in the Account for the reimbursement of these transaction charges.  The daily charge is currently equal to a rate of .34% (on an annual basis) of the policyowners’ respective investment base.

NOTE 6-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, are shown below:

2017				2016
			Net			Net
			Increase			Increase
Issued		Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Government Money Market Division	124,309	(115,025)	9,284	125,110	(184,524)	(59,414)
U.S. Government Bond Division	245	(4,767)	(4,522)	1,901	(6,911)	(5,010)
Total Return Division	462	(3,072)	(2,610)	2,861	(6,569)	(3,708)
Advantage Large Cap Core Division	2,189	(7,581)	(5,392)	2,833	(7,823)	(4,990)
Capital Appreciation Division	824	(7,984)	(7,160)	2,213	(15,426)	(13,213)
Balanced Capital Division	3,094	(30,706)	(27,612)	3,026	(30,691)	(27,665)
High Yield Division	3,057	(8,215)	(5,158)	41,201	(26,032)	15,169
Global Allocation Division	2,052	(16,023)	(13,971)	1,589	(12,840)	(11,251)
2019 Division	1	(371)	(370)	2	(154)	(152)

NOTE 7-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base.  This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50.  Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowners who reallocate investment base more than five times a year.  These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%.  A policyowner’s investment base is reduced by the net loan cost.

NOTE 8-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2017, 2016, 2015, 2014, and 2013 consists of the following:

	At December 31,						For the year ended December 31,
2017	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
Government Money Market Division	199,246	$35.81	to	$41.66	$8,045,863	0.45%	0.50%	to	0.90%	(0.45%)	to	(0.05%)
U.S. Government Bond Division	38,514	$83.90	to	97.41	3,690,724	2.26%	0.50%	to	0.90%	0.81%	to	1.21%
Total Return Division	37,424	$107.03	to	124.26	4,578,463	2.78%	0.50%	to	0.90%	2.96%	to	3.37%
Advantage Large Cap Core Division	76,030	$271.35	to	315.02	23,294,543	1.34%	0.50%	to	0.90%	21.15%	to	21.63%
Capital Appreciation Division	80,293	$212.37	to	246.55	19,448,564	0.28%	0.50%	to	0.90%	32.47%	to	32.99%
Balanced Capital Division	357,158	$105.92	to	120.84	42,052,410	1.81%	0.50%	to	0.90%	13.57%	to	14.02%
High Yield Division	37,620	$78.15	to	88.79	3,239,884	5.61%	0.50%	to	0.90%	6.97%	to	7.39%
Global Allocation Division	121,700	$80.53	to	91.07	10,599,176	1.41%	0.50%	to	0.90%	13.04%	to	13.49%
2019 Division	7,315	$23.45	to	25.28	184,906	--	0.84%	to	1.24%	(0.69%)	to	(0.30%)

2016
Government Money Market Division	189,962	$35.97	to	$41.60	$7,675,853	0.00%	0.50%	to	0.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	43,036	$83.23	to	96.24	4,079,788	1.89%	0.50%	to	0.90%	0.63%	to	1.03%
Total Return Division	40,034	$103.96	to	120.21	4,739,538	2.47%	0.50%	to	0.90%	(2.02%)	to	2.43%
Large Cap Core Division	81,422	$223.97	to	258.99	20,537,089	1.40%	0.50%	to	0.90%	9.70%	to	10.13%
Capital Appreciation Division	87,453	$160.32	to	185.39	15,940,559	0.23%	0.50%	to	0.90%	(0.50%)	to	(0.10%)
Balanced Capital Division	384,770	$93.27	to	105.98	39,777,076	1.73%	0.50%	to	0.90%	7.68%	to	8.11%
High Yield Division	42,778	$73.06	to	82.68	3,436,821	5.66%	0.50%	to	0.90%	13.40%	to	13.85%
Global Allocation Division	135,671	$71.24	to	80.24	10,439,354	1.65%	0.50%	to	0.90%	3.32%	to	3.73%
2019 Division	7,685	$23.61	to	25.35	194,830	--	0.84%	to	1.24%	(0.10%)	to	0.29%

2015
Government Money Market Division	249,376	$36.29	to	$41.80	$10,122,222	0.00%	0.50%	to	0.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	48,046	$82.70	to	95.26	4,508,779	2.10%	0.50%	to	0.90%	(0.34%)	to	0.05%
Total Return Division	43,742	$101.90	to	117.36	5,059,843	2.54%	0.50%	to	0.90%	(0.59%)	to	(0.20%)
Large Cap Core Division	86,412	$204.17	to	235.16	19,822,082	1.13%	0.50%	to	0.90%	(0.30%)	to	0.10%
Capital Appreciation Division	100,666	$161.12	to	185.58	18,358,478	0.13%	0.50%	to	0.90%	6.31%	to	6.73%
Balanced Capital Division	412,435	$86.61	to	98.03	39,491,816	1.64%	0.50%	to	0.90%	(0.37%)	to	0.02%
High Yield Division	27,609	$64.43	to	72.62	1,957,112	5.51%	0.50%	to	0.90%	(5.47%)	to	(5.10%)
Global Allocation Division	146,922	$68.95	to	77.36	10,930,794	1.82%	0.50%	to	0.90%	(1.51%)	to	(1.12%)
2019 Division	7,837	$23.64	to	25.28	198,110	--	0.84%	to	1.24%	0.69%	to	1.09%

2014
Money Market Division	315,141	$36.62	to	$42.01	$12,846,324	0.00%	0.50%	to	0.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	51,536	$82.99	to	95.21	4,828,514	2.10%	0.50%	to	0.90%	5.01%	to	5.42%
Total Return Division	45,646	$102.50	to	117.59	5,293,764	3.05%	0.50%	to	0.90%	5.95%	to	6.37%
Large Cap Core Division	97,516	$204.78	to	234.92	22,354,559	1.07%	0.50%	to	0.90%	11.78%	to	12.22%
Capital Appreciation Division	105,287	$151.56	to	173.87	18,016,120	0.17%	0.50%	to	0.90%	7.96%	to	8.39%
Balanced Capital Division	447,038	$86.94	to	98.01	42,816,015	1.83%	0.50%	to	0.90%	10.08%	to	10.51%
High Yield Division	38,645	$68.16	to	76.52	2,885,558	5.24%	0.50%	to	0.90%	0.97%	to	1.37%
Global Allocation Division	156,255	$70.01	to	78.23	11,785,978	2.51%	0.50%	to	0.90%	1.41%	to	1.81%
2019 Division	7,987	$23.47	to	25.01	199,713	--	0.84%	to	1.24%	1.80%	to	2.21%

NOTE 8-POLICYOWNERS’ INVESTMENT BASE (Continued)
	At December 31,						For the year ended December 31,
2013	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
Money Market Division	267,658	$36.95	to	$42.22	$10,981,561	0.00%	0.50%	to	0.90%	(0.89%)	to	(0.49%)
U.S. Government Bond Division	55,299	$79.03	to	90.31	4,916,601	2.24%	0.50%	to	0.90%	(3.86%)	to	(3.48%)
Total Return Division	49,638	$96.74	to	110.54	5,411,810	3.17%	0.50%	to	0.90%	(1.93%)	to	(1.54%)
Large Cap Core Division	103,459	$183.20	to	209.33	21,147,908	1.16%	0.50%	to	0.90%	33.09%	to	33.62%
Capital Appreciation Division	115,235	$140.39	to	160.42	18,192,449	0.26%	0.50%	to	0.90%	33.33%	to	33.86%
Balanced Capital Division	484,371	$78.98	to	88.68	42,013,866	2.00%	0.50%	to	0.90%	19.22%	to	19.69%
High Yield Division	87,629	$67.50	to	75.49	6,445,069	5.26%	0.50%	to	0.90%	9.32%	to	9.75%
Global Allocation Division	165,632	$69.04	to	76.84	12,292,587	1.89%	0.50%	to	0.90%	13.91%	to	14.37%
2014 Division	4,066	$34.08	to	36.90	148,281	--	0.84%	to	1.24%	(1.13%)	to	(0.74%)
2019 Division	8,138	$23.06	to	24.47	199,117	--	0.84%	to	1.24%	(4.48%)	to	(4.10%)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 9-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Series Fund and the Trusts, that the Account satisfies the current requirements of the regulations.

NOTE 10-PRINCIPAL UNDERWRITING AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account.  BCSI is a wholly‑owned subsidiary of Monarch Life.

NOTE 11‑SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2017 which require recognition or disclosure in the financial statements.